UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 6, 2006
                                                 -------------------------------

                            SURGE GLOBAL ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      000-24269                 34-1454529
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

      12220 El Camino Real, Suite 410                                    92130
           San Diego, California
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code        (858) 704-5010
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On March 6, 2006, we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1            Press Release, dated March 6, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SURGE GLOBAL ENERGY, INC.,
                                        a Delaware corporation


Date: March 13, 2006                    By: /s/ David Perez
                                            ------------------------------------
                                            David Perez,
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press Release, dated March 6, 2006